                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY      STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

      Filed by the Registrant
      Filed by a Party other than the Registrant [X]

      Check the appropriate box:

    [ ] Preliminary Proxy Statement
        Confidential, for Use of the Commission Only
          (as permitted by Rule 14a-6(e)(2))
    [X] Definitive Proxy Statement
        Definitive Additional Materials
        Soliciting Material Pursuant to ss.240.14a-12

                                 UBIQUITEL INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                        DEEPHAVEN CAPITAL MANAGEMENT LLC

                        DEEPHAVEN EVENT TRADING LTD.

                        DEEPHAVEN DISTRESSED OPPORTUNITIES TRADING LTD.

                        DEEPHAVEN GROWTH OPPORTUNITIES TRADING LTD.

                        MA DEEP EVENT LTD.

                        MATTHEW HALBOWER, MARK H. ROSE AND EDMOND J. THOMAS

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

      [X] No fee required.
        Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1) Title of each class of securities to which transaction applies:

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      2) Aggregate number of securities to which transaction applies:

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      3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      4) Proposed maximum aggregate value of transaction:

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      5) Total fee paid:

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            Fee paid previously with preliminary materials:

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            Check box if any part of the fee is offset as provided by Exchange
            Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by
            registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount previously paid:

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      2) Form, Schedule or Registration Statement No.:

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      3) Filing Party:

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      4) Date Filed:

                                                                   JUNE 21, 2006

                       2006 ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                                 UBIQUITEL INC.

               PROXY STATEMENT OF DEEPHAVEN CAPITAL MANAGEMENT LLC

      This proxy statement and the accompanying BLUE proxy card are being furnished to stockholders of UbiquiTel Inc. (the "Company") in connection with the solicitation by Deephaven Capital Management LLC ("Deephaven") of proxies to be used at the Company's 2006 Annual Meeting (the "Annual Meeting") of
stockholders, which is scheduled to be held at 9:00 a.m., local time, on June
27, 2006, at the Philadelphia Marriot West Hotel, 111 Crawford Avenue, West
Conshohocken, Pennsylvania, and at any adjournments, postponements or continuations thereof. This proxy statement and the accompanying BLUE proxy card are first being furnished to stockholders on or about June 21, 2006.

      At the Annual Meeting, Deephaven will seek to elect to the board of directors of the Company (the "Board") a slate of three nominees--Edmond J.
Thomas, Matthew Halbower and Mark H. Rose (each a "Nominee" and, collectively, the "Nominees")--as Class III directors. Each of the Nominees has consented to being named in this proxy statement, and to serve as a director if elected.
Pursuant to this proxy statement, Deephaven is soliciting proxies from holders of the Company's common stock to vote for its Nominees.

      PLEASE VOTE FOR EDMOND J. THOMAS, MATTHEW HALBOWER AND MARK H. ROSE AS
DIRECTORS OF THE COMPANY USING THE ENCLOSED BLUE PROXY CARD.

      As set forth in the Company proxy statement, dated May 15, 2006 (the
"Company Proxy Statement"), at the Annual Meeting Company stockholders will also be asked to vote on the planned merger of the Company with Sprint Nextel (the
"Merger"), in which the stockholders of the Company will receive $10.35, in cash, without interest, for each share of the Company's common stock they own
(the "Merger Proposal"). The Company is also soliciting proxies for approval of a possible adjournment of the Annual Meeting to allow more time to solicit proxies for approval of the Merger, if necessary (the "Adjournment Proposal").
Deephaven delivered a letter on April 26, 2006 to the Company objecting to the financial terms of the Merger and stating Deephaven's intention to vote against the Merger as currently structured.

      If your shares are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares. And it may only do so upon receipt of your specific instructions. Accordingly, please contact the person responsible for your account and instruct that person to execute the BLUE proxy card on your behalf.

BACKGROUND

      The Company entered into a merger agreement with Sprint Nextel
Corporation, a Kansas corporation ("Sprint Nextel"), on April 19, 2006. Under the merger agreement, the Company will become a wholly owned subsidiary of
Sprint Nextel and holders of the Company's common stock will be entitled to receive $10.35 per share, in cash, without interest. The Merger cannot be completed unless it is approved by a majority of the shares of the Company's outstanding common stock.

      On April 26, 2006, Deephaven sent a letter to the Board informing the
Board of Deephaven's opposition to the Merger and explaining the rationale underlying its opposition. On May 24, 2006, Deephaven notified the Board of its intention to nominate three independent directors for election at the Annual
Meeting of stockholders in order to improve the representation of stockholders on the Board.

SHARES OUTSTANDING AND VOTING RIGHTS

      Only stockholders of record at the close of business on May 11, 2006 (the
"Record Date") are entitled to notice of and to vote at the Annual Meeting of stockholders or any postponement or adjournment thereof. According to the
Company Proxy Statement, there were 94,453,100 shares of the Company's common stock outstanding on the Record Date. Holders of record of Company common stock on the Record Date are entitled to one vote per share at the Annual Meeting on each proposal.

                                        2

VOTING AND PROXY PROCEDURE

      The conduct of business at the Annual Meeting requires a quorum, meaning that stockholders representing a majority of the votes eligible to be cast must be present in person or represented by proxy. Under applicable law, abstentions and broker non-votes--proxies submitted by brokers that do not indicate a vote on any of the items--count toward the quorum.

      If a quorum is present, the affirmative vote of a plurality of the votes cast, either in person or by proxy, at the Annual Meeting is required for the election of the Class III directors. A properly executed proxy marked "withhold authority" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. Broker non-votes have no effect on the election of directors. The accompanying BLUE proxy card will be voted in accordance with the shareholder's instructions on such BLUE proxy card. Stockholders may vote for the Nominees by marking the proper boxes on the BLUE proxy card. If no instructions are given with respect to this item, the BLUE proxy card will be voted FOR all Nominees.

      Any stockholder signing and returning the enclosed BLUE proxy may revoke it at any time before it is voted at the Annual Meeting by: (i) providing a timely, later-dated written revocation of proxy to the Secretary of the Company;
(ii) providing a timely, later-dated amended BLUE proxy to the Secretary of the
Company; or (iii) voting in person at the Annual Meeting.

      As set forth in the Company Proxy Statement, at the Annual Meeting,
Company stockholders will be asked to vote on the following proposals, in addition to the election of three directors: (i) the adoption of the merger agreement and approval of the merger and related transactions contemplated by the merger agreement; (ii) any proposal to adjourn or postpone the Annual
Meeting to a later date, but in no event later than December 31, 2006, to solicit additional proxies if there are not sufficient votes in favor of adoption of the merger agreement and approval of the merger and related transactions; and (iii) to transact any other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual
Meeting (collectively, the "Other Proposals").

      According to information contained in the Company Proxy Statement:

      o   The adoption of the merger agreement and approval of the merger and related transactions by Company stockholders requires the affirmative vote of the holders of a majority of the shares of Company common stock outstanding and entitled to vote at the Annual Meeting as of the
          Record Date, either in person or by proxy. Because the vote is based on the number of shares outstanding rather than the number of votes

                                        3

          cast, failure to vote your shares and broker non-votes will have the same affect as voting against the merger agreement.

      o   The approval of a proposal to adjourn or postpone the Annual Meeting or of any other items properly brought before the annual meeting requires the affirmative vote of holders of a majority of the shares of Company common stock represented at the annual meeting, in person or by proxy, and entitled to vote. Because abstentions are counted as shares entitled to vote at the annual meeting, abstentions will have the effect of votes against such proposal. However, broker non-votes will have no effect on the outcome of such proposal.

      The Participants are not aware of any additional matters to be voted upon at the Annual Meeting.

      Only one proxy card will be counted for each security holder with respect to the election of directors. If you have already returned a WHITE proxy, submitting a BLUE proxy with a later date will revoke the earlier WHITE proxy, but only with respect to your vote on the proposal to elect directors. If you have already submitted a WHITE proxy that also included votes on the Company's proposals to approve the merger and to adjourn the meeting, those votes will not be revoked by submitting the BLUE proxy. Your votes on the merger and the adjournment will remain in effect unless you separately revoke them in accordance with the instructions for doing so in the Company's proxy materials.
Submitting a BLUE proxy after you have submitted a WHITE proxy will only have the effect of casting a vote for directors as indicated on the BLUE proxy and revoking the vote for directors on the earlier submitted WHITE proxy. If you intend to vote for the Nominees, and have not already submitted a WHITE proxy, and if you do not intend to vote on the Company's proposals to approve the merger or adjourn the meeting, then please submit the BLUE proxy card, and do
NOT submit the WHITE proxy card provided by the Company. If you want to vote for the Nominees and also want to vote on the Company's proposals to approve the merger or adjourn the meeting, then submit the BLUE proxy card with your votes on the Nominees and also submit the WHITE proxy card with your votes on the merger and adjournment proposals.

PARTICIPANTS IN THE SOLICITATION

      Deephaven, Edmond J. Thomas, Matthew Halbower and Mark H. Rose are
participants (collectively, the "Participants") in the solicitation of proxies for the Annual Meeting within the meaning of the federal securities laws.
Information concerning the Participants, including information related to all transactions by the Participants in the Company's securities within the past two years, is set forth in Annex A to this proxy statement and is incorporated into this proxy statement by reference.

      Except as otherwise disclosed in this proxy statement, none of the
Participants: (i) is, or was within the past year, party to any contracts, arrangements or understandings with any person with respect to the Company's securities, including, but not limited to, joint ventures, loan or options agreements, puts or calls, guarantees against loss or of profit, division of losses or profits, or the giving or withholding of proxies; or (ii) has been convicted in a criminal proceeding (other than traffic violations or similar misdemeanors) within the past ten years. Also, except as otherwise disclosed in this proxy statement, neither the Participants nor any of their respective associates: (i) had, or will have, a direct or indirect material interest in any transaction or series of similar transactions, since the beginning of the
Company's last fiscal year, or any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $60,000; or (ii) has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party.

ARRANGEMENTS AMONG THE PARTICIPANTS

      In connection with Mr. Thomas's service as a Nominee, Deephaven entered into an Indemnification Agreement and a Retention Agreement with Mr. Thomas, each dated as of May 24, 2006. The Indemnification Agreement provides that
Deephaven will indemnify Mr. Thomas against all costs, judgments, penalties, fines, liabilities, amounts paid in settlement by or on behalf of Mr. Thomas, and expenses incurred by Mr. Thomas in connection with any proceeding by reason of the fact that Mr. Thomas is or was serving at the request of Deephaven as a
Nominee. The Indemnification Agreement only covers Mr. Thomas' service as a
Nominee and not, if elected, as a director of the Company. The Retention
Agreement provides for compensation to Mr. Thomas in the amount of $25,000 for

                                        4

his agreeing to serve as a Nominee. The compensation provided by the Retention
Agreement is only for service as a Nominee and not, if elected, as a director of the Company.

      As employees of Deephaven, Messrs. Halbower and Rose are each entitled to indemnification from Deephaven in connection with any proceeding by reason of the fact that they are or were serving at the request of Deephaven as nominees.
Neither will receive additional contractual compensation for his service as a
Nominee; however, a portion of their ordinary compensation is dependent on
Deephaven's financial performance, and shares of the Company's common stock constitute a significant portion of the assets managed by Deephaven.

      Other than as disclosed above, there are no agreements pursuant to which any of the Nominees were chosen as Nominees.

                                        5

ELECTION OF DIRECTORS

      According to the Company Proxy Statement, three Class III directors are to be elected to the Board at the Annual Meeting. As noted above, on May 24, 2006,
Deephaven provided notice to the Company of its intention to nominate an alternative slate of directors. The Participants propose that the Company's stockholders elect Edmond J. Thomas, Matthew Halbower and Mark H. Rose as Class
III directors at the Annual Meeting. If elected, each Nominee would hold office until the 2009 Annual Meeting of stockholders and until a successor has been duly elected and qualified, or until the Merger is completed, which may occur shortly after the Annual Meeting, and on the same day as the Annual Meeting.

Edmond J. Thomas. Mr. Thomas has been a policy advisor and partner at Harris,
Wiltshire & Grannis, LLP since September 2005. From February 2002 to June 2005, he served as the Chief Engineer of the Federal Communications Commission. From
March 2000 to February 2002, Mr. Thomas served as President and CEO of
MMRadiolink, a manufacturer of millimeter wave digital radio equipment based in the U.K. From March 1998 to June 1999, Mr. Thomas served as President and CEO of
RSL USA, an international telecommunications company and prior to that he was
President of Science and Technology at Bell Atlantic. He has also served on the academic advisory boards of the University of Colorado, the Polytechnic
University and the State University of New York College of Technology. Mr.
Thomas is 63 years old.

Matthew Halbower. Mr. Halbower has been a portfolio manager at Deephaven Capital
Management LLC since November 2001 and the portfolio manager of Deephaven Event
Trading Ltd. since April 2004. From January 2000 to July 2001, he was a portfolio manager at Citadel Investment Group. Mr. Halbower holds a Juris
Doctorate from Harvard Law School and a bachelors of science from the
Massachusetts Institute of Technology. Mr. Halbower is 37 years old.

Mark H. Rose. Mr. Rose has been a research analyst and assistant portfolio manager at Deephaven Capital Management LLC since February 2005. He was a research analyst and fund manager at Providence Capital from August 2003 to
February 2005. From June 2002 to August 2003, Mr. Rose was a credit derivative sales specialist at Goldman, Sachs & Co. From September 1999 to June 2002, he
was a research analyst covering the telecommunications industry at Goldman,
Sachs. Mr. Rose is a graduate of the United States Military Academy, and is 39 years old.

      Under Delaware corporate law, the Board is charged with the management of the Company, including determining its strategic direction. Deephaven believes, therefore, that if the Nominees are elected, and the Merger is not completed, they would be in a position as directors of the Company to influence the strategic direction of the Company, including with respect to the consummation of the Merger or other strategic transaction with Sprint Nextel. In that regard, if the Nominees are elected, consistent with their fiduciary duties, they will evaluate the situation regarding the proposed Merger as it then exists, considering such facts as whether the stockholders approved or rejected the
Merger Proposal at the Annual Meeting.

         If the Merger is not completed, and the Nominees are elected, the
Nominees, as directors, will pursue no special plan or agenda, and will concentrate on exploring all reasonable opportunities to maximize the long-term value of the Company.

      The Nominees will constitute a minority of the Board if they are elected and, therefore, even if they vote unanimously, will not be able to adopt any measures, including with respect to the Merger or other strategic transaction with Sprint Nextel, without the support of

                                        6

other members of the Board. Depending on the responsiveness of the Board to any proposals or initiatives presented by the Nominees, Deephaven may seek to nominate additional directors to the Board at the 2007 annual meeting if
Deephaven believes that additional representation on the Board would make their efforts more effective.

         If the Merger is completed at any point after the Annual Meeting, it is anticipated that Sprint Nextel will remove the directors of the Company
(including the Nominees, if elected) pursuant to the terms of the merger agreement, and that the directors of the merger subsidiary owned directly by
Sprint Nextel, and into which the Company will be merged, will be the new directors of the Company.

      None of the Nominees has any contract, arrangement or understanding with the Company, or any financial interest concerning the Company other than ownership of common stock of the Company as disclosed in this proxy statement.

      WE STRONGLY URGE YOU TO VOTE FOR THE ABOVE NOMINEES BY SIGNING, DATING AND
RETURNING THE ENCLOSED BLUE PROXY CARD IN THE POSTAGE-PREPAID ENVELOPE PROVIDED
WITH THIS PROXY STATEMENT. IF YOU SIGN THE ENCLOSED BLUE PROXY CARD WITHOUT
INDICATING YOUR VOTE, YOU WILL BE DEEMED TO HAVE DIRECTED THE APPOINTED PROXIES
TO VOTE YOUR SHARES FOR THE ELECTION OF ALL OF THE NOMINEES. IF YOU HAVE ALREADY
RETURNED A WHITE PROXY, SUBMITTING A BLUE PROXY WITH A LATER DATE WILL REVOKE
THE EARLIER WHITE PROXY, BUT ONLY WITH RESPECT TO YOUR VOTE ON THE PROPOSAL TO
ELECT DIRECTORS. IF YOU HAVE ALREADY SUBMITTED A WHITE PROXY THAT ALSO INCLUDED
VOTES ON THE COMPANY'S PROPOSALS TO APPROVE THE MERGER AND TO ADJOURN THE
MEETING, THOSE VOTES WILL NOT BE REVOKED BY SUBMITTING THE BLUE PROXY.

                                        7

SOLICITATION OF PROXIES

      Proxies may be solicited from individuals, banks, brokers, custodians, nominees, other institutional holders and other fiduciaries in person and by mail, phone, publication and electronic means.

      Deephaven will pay the cost of its solicitation of proxies at the Annual
Meeting, including the cost of preparing, assembling and mailing this proxy material to stockholders. If its solicitation is successful, Deephaven may, without seeking further approval by the Company's stockholders, seek reimbursement of its solicitation expenses from the Company. Several of
Deephaven's officers and regular full-time employees may solicit proxies during the course of their ordinary employment and will not receive any additional compensation.

      Deephaven has incurred costs for legal counsel and other services related to this solicitation. The total cost of Deephaven's solicitation as of June 2,
2006 was $45,000; Deephaven estimates that the final cost of the solicitation will be approximately $75,000.

INFORMATION CONTAINED IN THE COMPANY PROXY STATEMENT

      Please refer to the Company Proxy Statement for information on: the terms of the Merger; the address and telephone number of Sprint Nextel; the businesses of each of the Company and Sprint Nextel; regulatory approvals required in connection with the Merger; reports, opinions and appraisals received in connection with the Merger; dissenters' rights of appraisal in connection with the Merger; negotiations, transactions or material contacts during the past two years between the Company and Sprint Nextel or any of their respective affiliates concerning significant corporate events; the date by which proposals of stockholders intended to be presented at the 2007 Annual Meeting of stockholders must be received by the Company in order to be included in the
Company's proxy materials for that meeting; and the date after which stockholder proposals for the 2007 Annual Meeting of stockholders will be considered untimely.

ADDITIONAL INFORMATION

      The principal business address of the Company is 1 West Elm Street, Suite
400, Conshohocken, Pennsylvania 19428. The Company's telephone number is (610)
832-3300.

                                        8

                                     ANNEX A

           INFORMATION REGARDING THE PARTICIPANTS IN THE SOLICITATION

      Deephaven Capital Management LLC, a Delaware limited liability company, is an investment manager with its principal business address at 130 Cheshire Lane,
Suite 102, Minnetonka, MN 55305 and is the investment manager of Deephaven Event
Trading Ltd., Deephaven Distressed Opportunities Trading Ltd., and MA Deep Event
Ltd, as well as other investment funds and separately managed accounts
(collectively, the "Advisory Clients"). As investment manager, Deephaven Capital
Management LLC has the authority to cause its Advisory Clients to purchase or sell securities issued by the Company and to exercise any and all voting rights associated with such securities.

      The principal business of Deephaven Capital Management LLC is to provide investment advisory services and is registered as an investment advisor under
Section 203 of the Investment Advisers Act of 1940.

      The principal business addresses of each of Deephaven Event Trading Ltd.,
Deephaven Distressed Opportunities Trading Ltd., Deephaven Growth Opportunities
Trading Ltd., Matthew Halbower and Mark H. Rose is 130 Cheshire Lane, Suite 102,
Minnetonka, MN 55305. The principal address of MA Deep Event Ltd. is Walker
House, Mary Street, George Town, Grand Cayman. The principal business address of
Edmond J. Thomas is Harris, Wiltshire & Grannis LLP, 1200 Eighteenth Street,
N.W., 12th Floor, Washington, D.C. 20036-2506. The principal occupations of each of Messrs. Halbower, Rose and Thomas are described above under the caption
"Election of Directors."

                                       9

                INTERESTS OF THE PARTICIPANTS IN THE SOLICITATION

      The following table presents the Participants' beneficial ownership of the
Company's common stock. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to stock options and warrants currently exercisable or exercisable within 60 days of June 1, 2006 are deemed outstanding for purposes of computing the percentage ownership of any group of which the holder is a member, but are not deemed outstanding for computing the percentage ownership of any other person.

                                         NUMBER OF SHARES          PERCENTAGE
              NAME                    BENEFICIALLY OWNED (1)      OWNERSHIP (2)
---------------------------------   -------------------------   ----------------
Deephaven Event Trading Ltd.                11,281,296 (3)           11.9%
Deephaven Distressed Trading Ltd.            4,529,428 (3)            4.8%
MA Deep Event Trading Ltd.                   1,085,856 (3)            1.1%
Deephaven Growth Opportunities                   5,837 (3)            0.0%
Trading Ltd
Deephaven Capital Management LLC            16,902,417 (3)           17.9%
Matthew Halbower                            16,902,417 (3)           17.9%
Mark H. Rose                                16,902,417 (3)           17.9%
Edmond J. Thomas                                     0                 --

-------------

(1)  No Participant and no associate of any Participant (within the meaning of the federal proxy rules) beneficially owns any securities of the Company other than common stock or options to purchase common stock. No Participant beneficially owns any securities of any parent or subsidiary of the
     Company. No Participant has record but not beneficial ownership with respect to any securities of the Company. Except as indicated by footnote, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.
     Deephaven's Advisory Clients may from time to time borrow from one or more prime brokers to finance the purchase of securities, including the purchase of securities of the Company. These loans are secured by the securities held in particular accounts with the prime broker, and are not secured by individual securities. As of June 1, 2006, the amount of margin in collateral accounts allocated to finance the purchase of shares in the
     Company was the following: Deephaven Event Trading Ltd., $79,490,000;
     Deephaven Distressed Opportunities Trading Ltd., $40,980,000; Deephaven
     Growth Opportunities Trading Ltd., $50,000; and MA Deep Event Ltd.,
     $7,310,000..

(2)  Calculated based on 94,453,100 shares outstanding on the Record Date, as disclosed in the Company Proxy Statement filed on May 15, 2006.

(3)  Deephaven Capital Management LLC, as investment manager, has sole investment and voting power and may be deemed to be an indirect beneficial owner of the 16,902,417 shares beneficially owned by its Advisory Clients.
     Deephaven disclaims beneficial ownership of any such shares. Mr. Halbower and Mr. Rose do not directly own any shares of the Company's common stock;
     however, because of their positions at Deephaven Capital Management LLC, as described above, Mr. Halbower and Mr. Rose may each be deemed to be an indirect beneficial owner of the 16,902,417 shares beneficially owned by
     Deephaven's Advisory Clients. Mr. Halbower and Mr. Rose each disclaim beneficial ownership of any such shares.

                                       10

           THE PARTICIPANTS' TRANSACTIONS IN THE COMPANY'S SECURITIES

      Set forth below are the dates, types and amounts of purchases and sales of shares of Company common stock within the last two years by Deephaven and its
Advisory Clients:

        ------------------------------------------------------------------------

                                                        NO. OF SHARES PURCHASED/
           TRADE DATE            BUY/SELL                        (SOLD)

        ------------------------------------------------------------------------
        DEEPHAVEN DISTRESSED OPPORTUNITIES TRADING LTD.

        ------------------------------------------------------------------------
        06/15/05               Buy                            77,800.00
        06/16/05               Buy                            20,000.00
        06/22/05               Sell                          (77,116.00)
        06/23/05               Buy                             1,500.00
        06/23/05               Sell                           (3,010.00)
        06/24/05               Buy                            25,000.00
        06/27/05               Buy                            20,000.00
        06/30/05               Buy                           101,286.00
        07/01/05               Buy                            25,000.00
        07/05/05               Buy                            30,000.00
        07/06/05               Buy                            20,000.00
        07/11/05               Buy                            41,400.00
        07/11/05               Sell                          (25,000.00)
        07/11/05               Sell                         (165,000.00)
        07/12/05               Buy                             6,000.00
        07/13/05               Buy                           116,588.00
        07/14/05               Buy                            90,469.00
        07/25/05               Buy                             2,200.00
        07/26/05               Buy                             1,200.00
        07/27/05               Buy                            23,480.00
        07/28/05               Buy                             5,500.00
        07/29/05               Buy                            50,800.00
        08/01/05               Buy                            50,000.00
        08/03/05               Buy                            39,914.00
        08/09/05               Buy                            80,200.00
        08/15/05               Sell                          (50,000.00)
        08/16/05               Buy                             6,536.00
        08/18/05               Buy                            13,302.00
        08/19/05               Buy                            36,529.00
        08/22/05               Buy                            30,800.00
        08/23/05               Buy                            33,616.00
        08/24/05               Buy                             1,355.00
        08/25/05               Buy                             4,225.00
        08/26/05               Buy                            17,600.00
        08/29/05               Buy                            30,800.00
        08/30/05               Buy                            17,600.00
        09/09/05               Sell                          (41,125.00)
        09/15/05               Sell                             (576.00)
        09/16/05               Sell                          (22,467.00)
        09/22/05               Sell                             (267.00)
        09/23/05               Sell                          (21,359.00)
        09/27/05               Sell                          (32,038.00)

                                       11

        09/28/05               Sell                         (162,636.00)
        09/29/05               Sell                          (30,223.00)
        09/30/05               Sell                          (85,436.00)
        10/03/05               Sell                          (17,087.00)
        10/04/05               Sell                           (4,272.00)
        10/05/05               Buy                            17,000.00
        10/06/05               Buy                             6,200.00
        10/07/05               Buy                             6,645.00
        10/12/05               Buy                             7,750.00
        10/12/05               Buy                           312,933.00
        10/12/05               Sell                         (312,933.00)
        10/14/05               Sell                           (7,750.00)
        10/14/05               Sell                          (42,143.00)
        10/14/05               Sell                         (115,050.00)
        10/18/05               Sell                           (4,978.00)
        10/19/05               Sell                          (19,200.00)
        10/24/05               Sell                          (29,684.00)
        10/25/05               Buy                             9,300.00
        10/25/05               Buy                            23,250.00
        10/27/05               Buy                             7,750.00
        11/02/05               Buy                            54,250.00
        11/03/05               Buy                            12,524.00
        11/04/05               Buy                            38,285.00
        11/07/05               Buy                            23,148.00
        11/07/05               Buy                            24,502.00
        11/07/05               Sell                           (3,168.00)
        11/08/05               Sell                          (19,696.00)
        11/09/05               Buy                            15,500.00
        11/10/05               Buy                            56,856.00
        11/10/05               Buy                            31,000.00
        11/14/05               Buy                               363.00
        11/15/05               Buy                            58,900.00
        11/16/05               Buy                            62,000.00
        11/21/05               Buy                             7,750.00
        11/21/05               Sell                          (40,492.00)
        11/22/05               Buy                            61,538.00
        11/22/05               Buy                            77,500.00
        11/25/05               Buy                                86.00
        11/28/05               Buy                             8,072.00
        11/30/05               Sell                           (6,954.00)
        12/02/05               Sell                           (4,993.00)
        12/05/05               Sell                          (17,344.00)
        12/06/05               Sell                           (2,675.00)
        12/09/05               Buy                             2,256.00
        12/12/05               Buy                            11,400.00
        12/20/05               Buy                            13,411.00
        12/20/05               Sell                          (30,129.00)
        12/21/05               Sell                          (15,489.00)
        12/27/05               Buy                           312,933.00
        12/27/05               Sell                           (4,647.00)
        12/28/05               Sell                         (312,933.00)
        12/28/05               Sell                           (1,981.00)
        12/29/05               Buy                            27,341.00

                                       12

        12/30/05               Buy                            13,461.00
        01/03/06               Buy                             6,749.00
        01/04/06               Sell                           (8,453.00)
        01/05/06               Sell                          (23,054.00)
        01/06/06               Sell                          (27,665.00)
        01/09/06               Sell                          (15,370.00)
        01/10/06               Sell                          (11,527.00)
        01/11/06               Sell                           (3,843.00)
        01/20/06               Sell                           (2,700.00)
        02/03/06               Buy                             4,098.00
        02/28/06               Buy                            10,648.00
        03/01/06               Buy                            13,568.00
        03/02/06               Buy                            24,619.00
        03/02/06               Buy                           132,500.00
        03/02/06               Sell                           (6,069.00)
        03/08/06               Buy                               106.00
        03/08/06               Buy                            10,653.00
        03/08/06               Buy                            11,925.00
        03/08/06               Buy                             4,894.00
        03/09/06               Buy                             3,337.00
        03/09/06               Buy                            13,250.00
        03/09/06               Buy                             2,756.00
        03/10/06               Buy                             6,360.00
        03/10/06               Buy                             6,625.00
        03/13/06               Sell                           (7,238.00)
        03/13/06               Sell                          (21,712.00)
        03/16/06               Sell                              (29.00)
        03/21/06               Sell                             (232.00)
        03/24/06               Sell                           (1,044.00)
        03/24/06               Sell                             (869.00)
        03/27/06               Buy                               261.00
        03/27/06               Sell                             (290.00)
        04/03/06               Sell                           (4,921.00)
        04/04/06               Buy                            12,844.00
        04/04/06               Sell                           (1,796.00)
        04/05/06               Buy                            39,750.00
        04/05/06               Buy                            13,250.00
        04/06/06               Sell                          (18,871.00)
        04/07/06               Buy                               742.00
        04/07/06               Sell                           (2,772.00)
        04/10/06               Sell                           (6,465.00)
        04/11/06               Buy                               925.00
        04/11/06               Sell                           (2,062.00)
        04/12/06               Sell                           (7,343.00)
        04/13/06               Sell                           (1,156.00)
        04/17/06               Sell                          (23,326.00)
        04/18/06               Sell                           (5,403.00)
        04/19/06               Sell                             (454.00)
        04/20/06               Buy                         1,672,546.00
        04/20/06               Buy                           132,500.00
        04/20/06               Buy                            31,164.00
        04/20/06               Sell                          (16,289.00)
        04/21/06               Sell                          (10,100.00)

                                       13

        04/21/06               Buy                            17,146.00
        04/24/06               Buy                            13,489.00
        04/24/06               Sell                           (6,713.00)
        04/27/06               Buy                            66,227.00
        04/27/06               Sell                          (66,227.00)
        04/28/06               Buy                            43,725.00
        04/28/06               Sell                          (43,725.00)
        05/10/06               Buy                         1,874,458.00
        05/10/06               Buy                           132,978.00
        06/16/06               Sell                          (21,300.00)

        DEEPHAVEN EVENT TRADING LTD.

        08/18/05               Buy                            15,660.00
        08/19/05               Buy                             1,083.00
        08/22/05               Buy                            36,260.00
        08/23/05               Buy                            39,575.00
        08/24/05               Buy                             1,595.00
        08/25/05               Buy                             4,974.00
        08/26/05               Buy                            20,720.00
        08/29/05               Buy                            36,260.00
        08/30/05               Buy                            20,720.00
        09/01/05               Sell                          (37,000.00)
        09/09/05               Sell                           (8,209.00)
        09/15/05               Sell                             (115.00)
        09/16/05               Sell                          (29,769.00)
        09/22/05               Sell                              (42.00)
        09/23/05               Sell                           (3,415.00)
        09/27/05               Sell                           (5,123.00)
        09/28/05               Sell                          (26,004.00)
        09/29/05               Sell                           (4,832.00)
        09/30/05               Sell                          (13,660.00)
        10/03/05               Sell                           (2,732.00)
        10/04/05               Sell                             (683.00)
        10/05/05               Buy                             2,600.00
        10/06/05               Buy                            12,500.00
        10/07/05               Buy                            13,377.00
        10/12/05               Buy                            15,625.00
        10/14/05               Sell                          (13,904.00)
        10/14/05               Sell                          (32,100.00)
        10/18/05               Sell                           (1,386.00)
        10/19/05               Sell                           (5,346.00)
        10/24/05               Sell                           (8,265.00)
        10/25/05               Buy                            32,100.00
        10/25/05               Buy                            14,775.00
        10/25/05               Buy                            18,750.00
        10/27/05               Buy                            15,625.00
        11/02/05               Buy                           109,375.00
        11/03/05               Buy                            25,250.00
        11/04/05               Buy                            77,187.00
        11/07/05               Buy                            44,124.00
        11/07/05               Buy                            46,708.00
        11/07/05               Sell                           (6,039.00)
        11/08/05               Sell                          (27,426.00)

                                       14

        11/09/05               Buy                            31,250.00
        11/10/05               Buy                            62,500.00
        11/10/05               Buy                           114,629.00
        11/14/05               Buy                               732.00
        11/15/05               Buy                           118,750.00
        11/16/05               Buy                           125,000.00
        11/21/05               Buy                            15,625.00
        11/21/05               Sell                          (81,638.00)
        11/22/05               Buy                           156,250.00
        11/22/05               Buy                           124,069.00
        11/23/05               Buy                           160,871.00
        11/25/05               Buy                               194.00
        11/28/05               Buy                            18,410.00
        11/30/05               Sell                          (13,944.00)
        12/02/05               Sell                          (10,011.00)
        12/05/05               Sell                          (34,781.00)
        12/06/05               Sell                           (5,365.00)
        12/09/05               Buy                             5,145.00
        12/12/05               Buy                            26,000.00
        12/20/05               Buy                            30,587.00
        12/20/05               Sell                          (60,610.00)
        12/21/05               Sell                          (31,256.00)
        12/27/05               Sell                           (9,377.00)
        12/28/05               Sell                           (3,997.00)
        12/29/05               Buy                            62,357.00
        12/30/05               Buy                            30,701.00
        01/03/06               Buy                            17,063.00
        01/04/06               Sell                          (17,257.00)
        01/05/06               Sell                          (47,065.00)
        01/06/06               Sell                          (56,477.00)
        01/09/06               Sell                          (31,376.00)
        01/10/06               Sell                          (23,532.00)
        01/11/06               Sell                           (7,844.00)
        01/20/06               Sell                           (2,200.00)
        01/20/06               Sell                           (2,600.00)
        02/03/06               Buy                            10,360.00
        02/22/06               Buy                            16,750.00
        02/28/06               Buy                            26,920.00
        03/01/06               Buy                            34,304.00
        03/02/06               Buy                           335,000.00
        03/02/06               Buy                            62,242.00
        03/02/06               Sell                          (15,342.00)
        03/08/06               Buy                            26,934.00
        03/08/06               Buy                            30,150.00
        03/08/06               Buy                            12,368.00
        03/08/06               Buy                               268.00
        03/09/06               Buy                            33,500.00
        03/09/06               Buy                             6,968.00
        03/09/06               Buy                             8,436.00
        03/10/06               Buy                            16,750.00
        03/10/06               Buy                            16,080.00
        03/13/06               Sell                          (48,225.00)
        03/13/06               Sell                          (16,137.00)

                                       15

        03/16/06               Sell                              (64.00)
        03/21/06               Sell                             (514.00)
        03/24/06               Sell                           (1,928.00)
        03/24/06               Sell                           (2,318.00)
        03/27/06               Buy                               578.00
        03/27/06               Sell                             (642.00)
        04/03/06               Sell                          (10,828.00)
        04/04/06               Buy                            32,474.00
        04/04/06               Sell                           (4,542.00)
        04/05/06               Buy                            33,500.00
        04/05/06               Buy                           100,500.00
        04/06/06               Sell                          (42,034.00)
        04/07/06               Buy                             1,876.00
        04/07/06               Sell                           (7,008.00)
        04/10/06               Sell                          (14,518.00)
        04/11/06               Buy                             2,060.00
        04/11/06               Sell                           (4,592.00)
        04/12/06               Sell                          (16,348.00)
        04/13/06               Sell                           (2,597.00)
        04/17/06               Sell                          (52,393.00)
        04/18/06               Sell                          (12,135.00)
        04/19/06               Sell                           (1,019.00)
        04/20/06               Buy                           335,000.00
        04/20/06               Buy                            78,792.00
        04/20/06               Buy                         4,228,700.00
        04/20/06               Sell                          (36,587.00)
        04/21/06               Sell                           (8,000.00)
        04/21/06               Sell                          (13,200.00)
        04/21/06               Buy                            43,348.00
        04/24/06               Buy                            34,358.00
        04/24/06               Sell                          (16,659.00)
        04/27/06               Buy                           167,852.00
        04/27/06               Sell                         (167,852.00)
        04/28/06               Buy                           110,781.00
        04/28/06               Sell                         (110,781.00)
        05/10/06               Buy                         4,750,897.00
        06/16/06               Sell                          (48,500.00)

        MA DEEP EVENT LTD.

        08/18/05               Buy                             1,270.00
        08/19/05               Buy                                88.00
        08/22/05               Buy                             2,940.00
        08/23/05               Buy                             3,209.00
        08/24/05               Buy                               129.00
        08/25/05               Buy                               403.00
        08/26/05               Buy                             1,680.00
        08/29/05               Buy                             2,940.00
        08/30/05               Buy                             1,680.00
        09/01/05               Sell                           (3,000.00)
        09/09/05               Sell                             (666.00)
        09/15/05               Sell                               (9.00)
        09/16/05               Sell                           (3,932.00)
        09/22/05               Sell                               (2.00)

                                       16

        09/23/05               Sell                             (226.00)
        09/27/05               Sell                             (339.00)
        09/28/05               Sell                           (1,721.00)
        09/29/05               Sell                             (320.00)
        09/30/05               Sell                             (904.00)
        10/03/05               Sell                             (181.00)
        10/04/05               Sell                              (45.00)
        10/05/05               Buy                               400.00
        10/06/05               Buy                             1,300.00
        10/07/05               Buy                             1,415.00
        10/12/05               Buy                             1,625.00
        10/14/05               Sell                           (1,203.00)
        10/14/05               Sell                           (2,850.00)
        10/18/05               Sell                             (118.00)
        10/19/05               Sell                             (454.00)
        10/24/05               Sell                             (701.00)
        10/25/05               Buy                             2,850.00
        10/25/05               Buy                             2,025.00
        10/25/05               Buy                             1,950.00
        10/27/05               Buy                             1,625.00
        11/02/05               Buy                            11,375.00
        11/03/05               Buy                             2,626.00
        11/04/05               Buy                             8,028.00
        11/07/05               Buy                             5,064.00
        11/07/05               Buy                             5,361.00
        11/07/05               Sell                             (693.00)
        11/08/05               Sell                           (2,878.00)
        11/09/05               Buy                             3,250.00
        11/10/05               Buy                             6,500.00
        11/10/05               Buy                            11,921.00
        11/14/05               Buy                                76.00
        11/15/05               Buy                            12,350.00
        11/16/05               Buy                            13,000.00
        11/21/05               Buy                             1,625.00
        11/21/05               Sell                           (8,490.00)
        11/22/05               Buy                            16,250.00
        11/22/05               Buy                            12,903.00
        11/23/05               Buy                            16,887.00
        11/25/05               Buy                                20.00
        11/28/05               Buy                             1,841.00
        11/30/05               Sell                           (1,455.00)
        12/02/05               Sell                           (1,045.00)
        12/05/05               Sell                           (3,629.00)
        12/06/05               Sell                             (560.00)
        12/09/05               Buy                               514.00
        12/12/05               Buy                             2,600.00
        12/20/05               Buy                             3,059.00
        12/20/05               Sell                           (6,318.00)
        12/21/05               Sell                           (3,255.00)
        12/27/05               Sell                             (976.00)
        12/28/05               Sell                             (416.00)
        12/29/05               Buy                             6,236.00
        12/30/05               Buy                             3,070.00

                                       17

        01/03/06               Buy                             1,655.00
        01/04/06               Sell                           (1,790.00)
        01/05/06               Sell                           (4,881.00)
        01/06/06               Sell                           (5,857.00)
        01/09/06               Sell                           (3,254.00)
        01/10/06               Sell                           (2,441.00)
        01/11/06               Sell                             (813.00)
        01/20/06               Sell                             (300.00)
        01/20/06               Sell                             (400.00)
        02/03/06               Buy                             1,005.00
        02/22/06               Buy                             1,625.00
        02/28/06               Buy                             2,612.00
        03/01/06               Buy                             3,328.00
        03/02/06               Buy                            32,500.00
        03/02/06               Buy                             6,039.00
        03/02/06               Sell                           (1,489.00)
        03/08/06               Buy                             2,613.00
        03/08/06               Buy                             2,925.00
        03/08/06               Buy                             1,199.00
        03/08/06               Buy                                26.00
        03/09/06               Buy                             3,250.00
        03/09/06               Buy                               676.00
        03/09/06               Buy                               818.00
        03/10/06               Buy                             1,625.00
        03/10/06               Buy                             1,560.00
        03/13/06               Sell                           (4,913.00)
        03/13/06               Sell                           (1,625.00)
        03/16/06               Sell                               (6.00)
        03/21/06               Sell                              (52.00)
        03/24/06               Sell                             (203.00)
        03/24/06               Sell                             (234.00)
        03/27/06               Buy                                61.00
        03/27/06               Sell                              (68.00)
        04/03/06               Sell                           (1,094.00)
        04/04/06               Buy                             3,150.00
        04/04/06               Sell                             (441.00)
        04/05/06               Buy                             3,250.00
        04/05/06               Buy                             9,750.00
        04/06/06               Sell                           (4,232.00)
        04/07/06               Buy                               182.00
        04/07/06               Sell                             (680.00)
        04/10/06               Sell                           (1,462.00)
        04/11/06               Buy                               207.00
        04/11/06               Sell                             (462.00)
        04/12/06               Sell                           (1,646.00)
        04/13/06               Sell                             (261.00)
        04/17/06               Sell                           (5,276.00)
        04/18/06               Sell                           (1,222.00)
        04/19/06               Sell                             (103.00)
        04/20/06               Buy                            32,500.00
        04/20/06               Buy                             7,644.00
        04/20/06               Buy                           410,247.00
        04/20/06               Sell                           (3,684.00)

                                       18

        04/21/06               Sell                           (2,700.00)
        04/21/06               Buy                             4,206.00
        04/24/06               Buy                             3,054.00
        04/24/06               Sell                           (1,628.00)
        04/27/06               Buy                            15,921.00
        04/27/06               Sell                          (15,921.00)
        04/28/06               Buy                            10,494.00
        04/28/06               Sell                          (10,494.00)
        05/10/06               Buy                           450,659.00
        06/16/06               Sell                           (5,100.00)

        DEEPHAVEN GROWTH OPPORTUNITIES TRADING LTD.

        08/24/05               Buy                                 1.00
        08/25/05               Buy                                 1.00
        09/22/05               Sell                               (2.00)
        11/10/05               Buy                                 1.00
        12/05/05               Sell                               (1.00)
        12/30/05               Buy                                 1.00
        01/06/06               Sell                               (1.00)
        02/22/06               Buy                             6,625.00
        03/13/06               Sell                             (150.00)
        03/16/06               Sell                               (1.00)
        03/21/06               Sell                               (2.00)
        03/24/06               Sell                               (9.00)
        04/10/06               Sell                              (55.00)
        04/11/06               Buy                                 8.00
        04/11/06               Sell                              (18.00)
        04/12/06               Sell                              (63.00)
        04/13/06               Sell                              (10.00)
        04/17/06               Sell                             (199.00)
        04/18/06               Sell                              (46.00)
        04/19/06               Sell                               (3.00)
        06/16/06               Sell                             (100.00)

        OTHER ADVISORY CLIENTS

        06/01/04               Buy                            47,500.00
        06/02/04               Buy                            23,750.00
        06/04/04               Buy                            31,990.00
        06/08/04               Buy                            20,615.00
        06/10/04               Buy                            23,750.00
        06/23/04               Buy                           195,101.00
        06/23/04               Sell                         (195,101.00)
        07/01/04               Sell                          (47,500.00)
        07/02/04               Sell                          (66,500.00)
        07/06/04               Sell                          (81,101.00)
        08/05/05               Buy                             1,100.00
        08/08/05               Buy                               695.00
        08/08/05               Sell                           (1,795.00)
        08/09/05               Buy                            17,800.00
        08/18/05               Sell                          (17,800.00)

        06/01/04               Buy                             2,500.00

                                       19

        06/02/04               Buy                             1,250.00
        06/04/04               Buy                             1,684.00
        06/08/04               Buy                             1,085.00
        06/10/04               Buy                             1,250.00
        07/01/04               Sell                           (2,500.00)
        07/02/04               Sell                           (3,500.00)
        07/06/04               Sell                           (1,769.00)
        07/09/04               Sell                           (2,500.00)

      Set forth below are the dates, types and amounts of purchases and sales of the Company's 9.875% senior notes due 2011 within the last two years by
Deephaven and its Advisory Clients:

                                                      AGGREGATE PRINCIPAL AMOUNT
                TRADE DATE                 BUY/SELL        PURCHASED/(SOLD)
        ------------------------------------------------------------------------
        DEEPHAVEN DISTRESSED OPPORTUNITIES TRADING LTD.

        ------------------------------------------------------------------------
        09/30/05               Sell                       (2,000,000.00)
        12/15/05               Buy                         1,000,000.00
        12/16/05               Buy                         1,000,000.00

      Deephaven Advisory Clients may from time to time trade in options, puts, calls, swaps or other derivative instruments relating to shares of common stock of the Company. Currently, Deephaven Advisory Clients have no derivative instruments relating to the shares of common stock of the company.

                                       20

                                     ANNEX B

                BENEFICIAL OWNERSHIP OF THE COMPANY'S SECURITIES

      The following table sets forth the beneficial ownership of the Company's securities by: the Company's named executive officers, as identified in the
Company Proxy Statement; the Company's directors; and holders of more than 5% of the Company's common stock. The information below (other than for Deephaven and its affiliates) is based solely on the Company Proxy Statement.

      According to the Company Proxy Statement, the beneficial ownership reported below was determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of the Company's common stock that are subject to stock options that are presently exercisable or exercisable within 60 days of May 11, 2006 are deemed to be outstanding and beneficially owned by the person holding the stock options for the purpose of computing the percentage of ownership of that person, but are not treated as outstanding for the purpose of computing the percentage of any other person.

      Unless indicated otherwise below, the address of the directors and executive officers of the Company is c/o UbiquiTel Inc., 1 West Elm Street,
Suite 400, Conshohocken, Pennsylvania 19428. Except as indicated below, the persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

                                                  NUMBER OF SHARES    PERCENTAGE
NAME OF BENEFICIAL OWNER                         BENEFICIALLY OWNED   OWNERSHIP
----------------------------------------------   ------------------   ----------
Deephaven
  Deephaven Event Trading Ltd. (1)                    11,281,296        11.9
  Deephaven Distressed Trading Ltd. (1)                4,529,428         4.8
  MA Deep Event Trading Ltd. (1)                       1,085,856         1.1
  Deephaven Growth Opportunities Trading Ltd. (1)          5,837           *

Millenco, L.P.(2)                                      5,894,732         6.2
Donald A. Harris (3)                                   5,136,802         5.3
Bruce E. Toll (4)                                      3,282,850         3.5
     BRU Holding Co., LLC
Joseph N. Walter (5)                                   2,271,987         2.4
     The Walter Group, Inc.
Dean E. Russell (6)                                      984,423         1.0
James J. Volk (7)                                        511,655           *
Peter Lucas (8)                                          354,857           *
David L. Zylka (9)                                       295,284           *
Patricia E. Knese (10)                                   223,601           *
Matthew J. Boos (11)                                     166,943           *
Eve M. Trkla (12)                                         52,500           *
Eric S. Weinstein (13)                                    21,667           *
Robert A. Berlacher (14)                                  15,000           *
James E. Blake (15)                                           --          --
All directors, director nominees and executive
     officers as a group (13 persons)                 13,317,569        13.5

----------------

*     Less than 1%.

(1)   Deephaven Capital Management LLC, as investment manager to the fund, has voting and dispositive power over all such shares. Deephaven disclaims beneficial ownership of any of the 16,902,417 shares beneficially owned by its Advisory Clients. Mr. Halbower and Mr. Rose do not directly own any shares of the Company's common stock; however, because of their positions at Deephaven Capital Management LLC, as described above, Mr. Halbower and
      Mr. Rose may each be deemed to be an indirect beneficial owner of the
      16,902,417 shares beneficially owned by Deephaven's Advisory Clients. Mr.
      Halbower and Mr. Rose each disclaim beneficial ownership of any such shares.

(2)   Information presented is based on a Schedule 13G dated May 1, 2006 filed by Millenco, L.P., Millenium Management, LLC and Israel A. Englander
      reporting that each has shared voting and dispositive power over all such shares. The address of the reporting persons is 666 Fifth Avenue, New
      York, New York 10103.

                                       21

(3)   Includes 2,375,000 shares issuable upon the exercise of stock options presently exercisable or exercisable within 60 days of May 11, 2006. Also includes 120,000 shares held by the Harris Family Trust and 1,000 shares held in an individual retirement account of Mr. Harris's spouse, as to which shares Mr. Harris, a director of the Company, disclaims beneficial ownership.

(4)   Includes 52,500 shares issuable upon the exercise of stock options presently exercisable or exercisable within 60 days of May 11, 2006. Also includes 3,230,350 shares held by BRU Holding Co., LLC. Mr. Toll, a director of the Company, is the sole member of BRU Holding Co., LLC. The address of Mr. Toll and BRU Holding Co., LLC is 250 Gibraltar Road,
      Horsham, Pennsylvania 19044.

(5)   Includes 52,500 shares issuable upon the exercise of stock options presently exercisable or exercisable within 60 days of May 11, 2006. Also includes 1,969,404 shares held by The Walter Group, Inc. Mr. Walter, a director of the Company, is a principal of The Walter Group, Inc. and may be deemed to be the beneficial owner of the shares held by The Walter
      Group, Inc. Mr. Walter disclaims beneficial ownership of such shares. The address of Mr. Walter and The Walter Group, Inc. is 120 Lakeside Avenue,
      #300, Seattle, Washington 98122.

(6)   Includes 831,000 shares issuable upon the exercise of stock options presently exercisable or exercisable within 60 days of May 11, 2006. Also includes 35,000 shares held by the spouse of Mr. Russell, as to which shares Mr. Russell disclaims beneficial ownership.

(7)   Includes 357,750 shares issuable upon the exercise of stock options presently exercisable or exercisable within 60 days of May 11, 2006.

(8)   Includes 52,500 shares issuable upon the exercise of stock options presently exercisable or exercisable within 60 days of May 11, 2006. The address of Mr. Lucas, a director of the Company, is 1733 H Street,
      #330-141, Blaine, Washington 98230.

(9)   Includes 262,500 shares issuable upon the exercise of stock options presently exercisable or exercisable within 60 days of May 11, 2006.

(10)  Includes 207,500 shares issuable upon the exercise of stock options presently exercisable or exercisable within 60 days of May 11, 2006.

(11)  Includes 65,000 shares issuable upon the exercise of stock options presently exercisable or exercisable within 60 days of May 11, 2006. The address of Mr. Boos, a director of the Company, is 47034 Road 201, P.O.
      Box 21, O'Neals, California 93645.

(12)  Represents 52,500 shares issuable upon the exercise of stock options presently exercisable or exercisable within 60 days of May 11, 2006. The address of Ms. Trkla, a director of the Company, is 50 Dunham Road,
      Beverly, Massachusetts 01915.

(13)  Represents 21,667 shares issuable upon the exercise of stock options presently exercisable or exercisable within 60 days of May 11, 2006. The address of Mr. Weinstein, a director of the Company, is 46 Maddock Road,
      Titusville, New Jersey 08560.

(14)  Represents 15,000 shares issuable upon the exercise of stock options presently exercisable or exercisable within 60 days of May 11, 2006. The address of Mr. Berlacher, a director of the Company, is 1150 First Avenue,
      Suite 600, King of Prussia, Pennsylvania 19406.

(15)  The address of Mr. Blake, a director of the Company, is 65 Baynard Park
      Road, Hilton Head Island, South Carolina 29928.

                                       22

                              [FORM OF PROXY CARD]

                          PROXY FOR THE ANNUAL MEETING
                        OF STOCKHOLDERS OF UBIQUITEL INC.
                            TO BE HELD JUNE 27, 2006

             SOLICITED ON BEHALF OF DEEPHAVEN CAPITAL MANAGEMENT LLC

      The undersigned hereby appoints and constitutes each of Beth Duray
Friedrich and David Blake Hiltabrand (acting alone or together) as proxies, with full power of substitution in each, to represent the undersigned at the Annual
Meeting of Stockholders of UbiquiTel Inc. (the "Company") to be held at 9:00
a.m., local time, on June 27, 2006, at the Philadelphia Marriot West Hotel, 111
Crawford Avenue, West Conshohocken, Pennsylvania, and at any adjournments, postponements or continuations thereof with respect to the proposal to elect three Class III directors of the Company (the "Director Proposal"), to vote all shares of common stock of the Company held or owned by the undersigned as directed below.

      The shares represented by this proxy will be voted as indicated hereon. IF
NOT OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTORS
OF ALL NOMINEES NOMINATED IN ITEM 1.

DEEPHAVEN CAPITAL MANAGEMENT LLC RECOMMENDS A VOTE "FOR" THE DIRECTOR NOMINEES
LISTED BELOW:

             PLEASE MARK WITH AN (X) THE BOX INDICATING YOUR CHOICE.

1.  TO ELECT THE FOLLOWING NOMINEES AS     FOR   [ ]              WITHHOLD   [ ]            FOR ALL EXCEPT+   [ ]
    CLASS III DIRECTORS, EACH FOR A TERM   all nominees listed    AUTHORITY
    ENDING ON THE EARLIER TO OCCUR OF      below +                for all nominees listed
    THE EFFECTIVE DATE OF THE MERGER AND                          below +
    THE COMPANY'S ANNUAL MEETING OF
    STOCKHOLDERS IN 2009:

NOMINEES:    Edmond J. Thomas     Matthew Halbower     Mark H. Rose

+INSTRUCTIONS. If you do not wish your shares voted "For" a particular nominee, mark the "FOR ALL EXCEPT" box and write the name(s) of the nominee(s) you do not support on the line below. Your shares will be voted for the remaining nominee(s)

*Exceptions: __________________________________________________

                                       23

If the undersigned has submitted a white proxy card with respect to the
Company's proposals to be considered at its annual meeting described above, this proxy is intended to and shall revoke the undersigned's vote on such white proxy card with respect to the Company's proposal number two (election of directors).
This proxy is not intended to and shall not revoke the undersigned's vote on such white proxy card with respect to the Company's proposal number one
(approval of merger) or proposal number three (adjournment of meeting).

      --------------------------------------------------------------
                                                                     I plan to attend the   [ ]
                                                                     Annual Meeting

                              ADDRESS AREA                           Please sign exactly as your name or names
                                                                     appear on this proxy.  When shares are held
                                                                     jointly, each holder should sign.  When
                                                                     signing as executor, administrator,
                                                                     attorney, trustee or guardian, please give
                                                                     full title as such.  If the signer is a
                                                                     corporation, please sign full corporate
                                                                     name by duly authorized officer, giving
                                                                     full title as such.  If the signer is a
                                                                     partnership, please sign in partnership
                                                                     name by authorized person.

                                                                     Date: ______________, 2006

                                                                     __________________________________________

                                                                     __________________________________________
                                                                     Signature
      --------------------------------------------------------------

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope. Votes
MUST be indicated (x) in BLACK or BLUE ink.

                                       24